STEWARD FUNDS, INC.
on behalf of its series
Steward Covered Call Income Fund
Steward Equity Market Neutral Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Large Cap Core Fund
Steward Large Cap Growth Fund
Steward Large Cap Value Fund
Steward Select Bond Fund
Steward Small Cap Growth Fund
Steward Values-Focused Large Cap Enhanced Index Fund
Steward Values-Focused Small‑Mid Cap Enhanced Index Fund
(the “Funds”)
Supplement dated February 20, 2024 to the Currently Effective Prospectus and Statement of Additional Information dated August 28, 2023
This Supplement reports the following changes to information in the Funds’ Prospectus and Statement of Additional Information dated August 28, 2023.

A.
Effective immediately, the primary broad-based securities market index for Steward Global Equity Income Fund (the “Fund”) has changed from the S&P Global 1200 Index to the MSCI World Index. Fund management believes the MSCI World Index represents the overall equity markets in which the Fund invests. The Fund’s secondary securities market index, the MSCI World High Dividend Yield Index, has not changed.

Effective immediately, the following information replaces the existing similar disclosure contained under “Performance” in the Fund’s summary section of the Prospectus:

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2022

	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	-11.21%	5.84%	9.17%
Return After Taxes on Distributions	-12.93%	3.41%	7.13%
Return After Taxes on Distributions and Sale of Fund Shares	-5.43%	4.17%	7.05%
Class A1
Return Before Taxes	-16.46%	4.28%	8.19%
Indexes
MSCI World Index (reflects no deduction for fees, expenses or taxes)[2]	-17.71%	6.71%	9.47%
S&P Global 1200 Index (reflects no deduction for fees, expenses or taxes)	-16.83%	6.59%	9.33%
MSCI World High Dividend Yield Index (reflects no deduction for fees, expenses or taxes)	-4.74%	4.66%	6.97%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2022

	1 Year	5 Years	Since Class Inception (12/14/17)
Class C
Return Before Taxes	-12.87%	4.84%	5.00%
Class R6
Return Before Taxes	-11.07%	5.83%	5.98%
Indexes
MSCI World Index (reflects no deduction for fees, expenses or taxes)[2]	-17.71%	6.71%	6.86%
S&P Global 1200 Index (reflects no deduction for fees, expenses or taxes)	-16.83%	6.59%	6.69%
MSCI World High Dividend Yield Index (reflects no deduction for fees, expenses or taxes)	-4.74%	4.66%	4.76%

[1]	Performance information for Class A reflects a deduction of the current maximum sales charge of 5.75%. Prior to October 29, 2021, Class A was not subject to a sales charge.
[2]
The MSCI World Index has replaced the S&P Global 1200 Index as the Fund’s primary broad-based securities market index. Fund management believes the MSCI World Index represents the overall equity markets in which the Fund invests.

B.
Effective January 15, 2024, Michael L. Kern, III resigned from his positions as a member of the Board of Directors and President of Steward Funds, Inc. (“SFI”) and as President, CEO and Treasurer of Crossmark Global Investments, Inc. (“Crossmark”), the Funds’ investment adviser. Robert C. Doll, Chief Investment Officer of Crossmark, succeeds Mr. Kern as President and CEO of Crossmark and continues to serve as Chief Investment Officer of Crossmark. Effective February 13, 2024, the Board of Directors of SFI appointed Mr. Doll as President of SFI.

C.	Effective immediately, the following information replaces the existing similar disclosure under “Minimum Investment and Eligibility Requirements” in the “Buying Fund Shares” section of the Prospectus:
See “Minimum Investment and Eligibility Requirements” above under each Fund’s summary section.

D.	Effective immediately, the following information replaces the existing similar disclosure under “Class C to Class A Conversion Feature” in the “Sales Charges” section of the Prospectus:
Class C shares will automatically convert to Class A shares of the same Fund at the relative NAVs of the two classes on the 3rd Friday of the month in which the eighth anniversary of the date of purchase occurs, provided that the relevant Fund or the financial intermediary through which the shareholder purchased such Class C shares has records verifying the completion of the eight-year aging period. If the 3rd Friday of such month falls on a non‑business day, then the conversion will occur on the next business day. Class C shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to Class A shares on a pro rata basis with the Class C shares. For purposes of calculating the time period remaining on the conversion of Class C shares to Class A shares, Class C shares received in an exchange retain their original purchase date. No sales charges or any other charges will apply to any such conversion. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. For additional information about conversion terms of financial intermediaries, refer to your intermediary’s website and the section entitled “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix A to this Prospectus.

E.	Effective on or about March 9, 2024, the following information is added to the “Appendix A – Sales Charge Waivers and Discounts Available Through Intermediaries” section of the Prospectus:
EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in Fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Steward Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Steward Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through an LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee‑based program.

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment. Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

•	The redemption and repurchase occur in the same account.

•
The redemption proceeds are used to process: an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the Fund, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•	The death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edward Jones fee‑based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•	Initial purchase minimum: $250

•	Subsequent purchase minimum: none
Minimum Balances
•	Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee‑based account held on an Edward Jones platform

•	A 529 account held on an Edward Jones platform

•	An account with an active systematic investment plan or LOI
Exchanging Share Classes
•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a Fund to Class A shares of the same Fund.

Please retain this Supplement for future reference.

4